State Street Institutional Funds

(the “Trust”)

State Street Institutional Small-Cap Equity Fund

(the “Fund”)

Investment Class (SIVIX)

SUPPLEMENT DATED MAY 3, 2021 TO THE PROSPECTUS, SUMMARY PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) EACH DATED

JANUARY 31, 2021 AS MAY BE SUPPLEMENTED FROM TIME TO TIME

The Board of Trustees of the Trust has approved the appointment of Riverbridge Partners, LLC (“Riverbridge”) as a sub-adviser to the Fund to replace GlobeFlex Capital L.P. (“GlobeFlex”), effective on or about June 30, 2021 (the “Implementation Date”). Effective on the Implementation Date, all references to GlobeFlex shall be deleted from the Fund’s prospectus, summary prospectus and SAI and replaced with Riverbridge.

The Fund’s Prospectus, Summary Prospectus and SAI will be supplemented with additional information regarding Riverbridge closer to the Implementation Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

50321SUPP3